UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2008

BIOPHAN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-26057	82-0507874
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

15 Schoen Place, Pittsford, New York 14534
(Address of principal executive offices) (Zip Code)

Copies to:
Gregory Sichenzia, Esq.
Andrew M. Smith, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the Company’s annual shareholders’ meeting held on September 12, 2008, the following seven directors were elected to hold office for the ensuing year and until the election and qualification of their respective successors: Stan Yakatan, John Lanzafame, Theodore A. Greenberg, Bonita L. Labosky, Guenter Jaensch, Travis E. Baugh and Harold Gubnitsky.

At the annual meeting of the Company’s board of directors which followed the annual shareholders’ meeting, Mr. Yakatan was elected the Chairman of the Board. Mr. Greenberg was elected Chair of the Company’s Audit Committee. Mr. Baugh replaced Mr. Jaensch on the Audit Committee. And, Mr. Gubnitsky replaced Mr. Yakatan on the Compensation Committee. No other changes were made in the membership of the Company’s three standing committees. Also at the annual meeting of the Company’s board of directors, Mr. Lanzafame was reappointed President and Chief Executive Officer, and Margaret V. Russell was appointed Secretary, Treasurer and Chief Financial Officer.

On September 15, 2008, Stuart G. MacDonald, the Company's Vice President - Research and Development, was given notice his employment is being terminated effective October 15, 2008. The Company and Mr. MacDonald have agreed to enter into discussions that will explore the possibility of Mr. MacDonald’s relationship with the Company continuing beyond the term of his employment and the terms and conditions of such relationship.

Item 8.01. Other Events

At the Company’s annual shareholder meeting on September 12, 2008, shareholders were asked to approve a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to 800,000,000. This proposal was adjourned until December 1, 2008 (subject for further adjournment by those attending the reconvened meeting) or such earlier date as the Company obtains sufficient votes to approve this proposal.

Also at the annual shareholders’ meeting, Company shareholders approved the Biophan Technologies, Inc. 2008 Incentive Stock Plan, a copy of the 2008 Incentive Stock plan is attached herein as Exhibit 99.1.

And finally, shareholders approved the appointment of Freed, Maxick & Battaglia, CPA’s, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ended February 28, 2009.

Item 9.01 Exhibit.
Exhibit Number	Description

99.1	Biophan Technologies, Inc. 2008 Incentive Stock Plan incorporated by reference to Annex B of the Definitive Proxy Statement filed on Form DEF 14A with the SEC on August 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHAN TECHNOLOGIES, INC.

Dated: September 16, 2008	By:	/s/ Margaret V. Russell
Name: Margaret V. Russell
Title: Chief Financial Officer